UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2006

Commission File Number of issuing entity: 333-131213-07

RALI Series 2006-QS5 Trust

(Exact name of issuing entity)

Commission File Number of depositor: 333-131213

Residential Accredit Loans, Inc.

(Exact name of depositor as specified in its charter)

Residential Funding Corporation

(Exact name of sponsor as specified in its charter)

DELAWARE None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437

(Address of principal executive offices)                                    (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 30, 2006, Residential Accredit Loans, Inc. (the “Registrant”), as depositor for the RALI Series 2006-QS5 Trust (the "Trust"), expects to issue Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS5, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-131213) filed by the Registrant with the Securities and Exchange Commission: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P, Class A-V, Class R-I, Class R-II, Class M-1, Class M-2 and Class M-3 (the “Certificates”).

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).
23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.,

as depositor for the Trust

By:              /s/ Heather Anderson

Name:	Heather Anderson
Title:	Vice President

Dated: May 26, 2006

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1)